Item 8.01    Other Events

On September 17, 2012, Haemonetics Corporation issued a press release regarding the Hemerus Medical, LLC acquisition. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1: Press Release of Haemonetics Corporation dated September 17, 2012 providing an update on the Hemerus Medical, LLC Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: September 25, 2012

	By:	/s/ Susan Hanlon
Susan Hanlon, Vice President